EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Big Dog Holdings, Inc. and subsidiaries (the "Company") on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), We, Andrew D.Feshbach, President and Chief Executive Officer of the Company and Robert J Morris, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to s.s. 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ANDREW D. FESHBACH                        /s/ROBERTA J. MORRIS
--------------------------------------       ----------------------------------
Andrew D. Feshbach                           Roberta J. Morris
President and Chief Executive Officer        Chief Financial Officer
November 13, 2003                            November 13, 2003